Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO

AMENDED AND RESTATED REAL D SYSTEM LICENSE AGREEMENT (U.S. 2009)

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED REAL D SYSTEM LICENSE AGREEMENT (U.S. 2009) (this “Amendment”) is entered into as of July 20, 2011, and effective as of May 1, 2011 (the “Amendment Effective Date”), by and between REALD INC., a company incorporated under the laws of the State of Delaware, and having a principal place of business at 100 North Crescent Drive, Suite 120, Beverly Hills, California 90210 (“REAL D”), and CINEMARK USA, INC., a company incorporated under the laws of the State of Texas and having a principal place of business at 3900 Dallas Parkway, Suite 500, Plano, Texas 75093 (“Licensee”), to amend that certain Amended and Restated REAL D System License Agreement (U.S. 2009) dated as of May 19, 2009 between REAL D and Licensee (the “Agreement”).  Capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

RECITALS

WHEREAS, Licensee and REAL D have been performing in accordance with the Agreement in all respects following their execution of the Agreement; and

WHEREAS, Licensee and REAL D desire to amend the Agreement to, among other things, increase the number of REAL D Systems which may be licensed to Licensee under the Agreement, upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follow:

1.                                       Grant of Rights.

1.1                                 The first sentence of Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to the terms and conditions provided herein (including the consideration payable pursuant to Section 5 hereof), REAL D hereby grants to Licensee the right and license to use up to 3,000 REAL D Systems in the Territory, a portion of which will initially be deployed at the auditoriums listed on Schedule 1.1(a) hereto (individually, an “Auditorium” and, collectively, the “Auditoriums”).”  All of such REAL D Systems shall be REAL D XL Cinema Systems or REAL D XLW Cinema Systems.

1.2                                 The sixth sentence of Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“The parties may add additional Locations (i.e., in excess of the Locations at which the 3,000 REAL D Systems specified above are located) in which REAL D Systems will be installed under the terms of this Agreement, by mutual agreement, by adding the Auditorium(s), Location(s) and other information required by an Equipment Schedule for the additional Auditorium(s) to the applicable Equipment Schedule for such Location, and signing and dating such new or updated Equipment Schedule as of the applicable Installation Date(s) for such additional Auditorium(s).”

1.3                                 Section 1.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“1.2                           Lease of REAL D Equipment.

(a)                                  Subject to the terms and conditions provided herein (including the consideration payable pursuant to Section 5 hereof), REAL D leases to Licensee the REAL D equipment and personal property described on Schedule A (together with any replacement parts, replacements, additions, modifications and repairs incorporated therein and/or affixed thereto, individually or collectively, from time to time (the “Equipment”)).  For purposes of clarification, the Equipment shall specifically also include each upgrade to the Equipment described on Schedule A that a reasonable person would determine affects the viewing experience of the general public or that otherwise enhances the reliability or operation of the Equipment (“Upgrade(s)”).

(b)                                 RealD Live (as defined below) shall be included in the list of Equipment available for leasing to Licensee and set forth on Schedule A of the Agreement.  Licensee shall be solely responsible for the following with respect to the REAL D Live product:

i.                                          The installation of an operational satellite receiver permitting the receipt of Alternative Content (as defined in Section 1.5 below) to be displayed using RealD Live;

ii.                                       all necessary electric and communication wiring, connections and supplies being present and operational;

iii.                                    the installation of a server or other hardware device the RealD Live product will be installed;

iv.                                   all necessary subscriptions to content services for the permitted receipt of Alternative Content to be displayed using RealD Live, and all licenses and permissions for the display of any such Alternative Content, unless such Alternative Content is supplied by REAL D, in which event REAL D shall be responsible for all licenses and permissions; and

v.                                      the maintenance of any of the items indicated in (i) through (iv) above.

(c)                                  Failure of Licensee’s ability to use RealD Live as a result of the lack of any of the items set forth in Section 1.2(b) shall not give Licensee any right or remedy against REAL D.

(d)                                 Notwithstanding anything in the Agreement to the contrary, for each paid admission [***] to the exhibition of an Alternative Content show for which Licensee utilizes RealD Live (each, a [***]), subject to Section 5.2, Licensee will pay to REAL D [***] (each, a [***]); provided, however, Licensee shall [***].

(e)                                  Licensee will include an itemized report of [***] in accordance with Section 5.2 of the Agreement which will include a calculation of [***] due to REAL D, and which shall be paid in accordance with Section 5.2 of this Agreement.

“RealD Live” means (a) a hardware solution provided by REAL D that is installed between a satellite receiver and the digital projector with the REAL D System and/or (b) a software integration solution provided by REAL D that is installed on the server or other hardware product used in conjunction with the REAL D System, in each case for the display of live event Alternative Content broadcasts.”

1.4                                 Section 1.3 is hereby amended and restated in its entirety to read as follows:

“1.3                           REAL D XL Cinema System and XLW Cinema System.  REAL D shall ship the REAL D XL Cinema System or REAL D XLW Cinema System, as requested by Licensee from time to time, unless the installation of such REAL D System would result in the installation of more than 3,000 REAL D Systems that are then licensed and operated by Licensee, unless otherwise agreed by REAL D.  Notwithstanding the foregoing, REAL D shall only be obligated to ship to Licensee a REAL D XL or XLW Cinema System, as applicable, with respect to the applicable Auditorium, only once that Auditorium has been properly prepared for the installation of such REAL D XL Cinema System (i.e., the Auditorium has been prepared and is ready for such installations in compliance with the terms and provisions of Section 1.4 below).  REAL D agrees that each REAL D System must meet current and future studio, SMPTE and DCI standards for 3D presentation, including, without limitation, higher light level standards, faster frame rates or other presentation changes.  REAL D acknowledges and agrees that, in the event that REAL D cannot provide a 3D functionality on any digital projection system due to the width of the Auditorium screen, the screen ratio or any limitation of the REAL D System, REAL D shall use commercially reasonable efforts to develop and install in such Auditoriums a digital cinema projection or other system, for the purpose of the “3D” display of 3D Shows (as defined in Section 1.5 below), that is acceptable to Licensee, such acceptance not to be unreasonably withheld.  REAL D agrees that either (a) the REAL D Systems shall perform “Ghost Busting” functionality on the REAL D hardware to meet all distributor requirements for the exhibition of a 3D Show or Alternative Content, or (b) it will provide to Licensee an alternative solution when and if required by a distributor in accordance with such distributor’s requirements for the exhibition of a 3D Show and Alternative Content, at no cost to Licensee.  All Ghost Busting solutions, updates and equipment required pursuant to (a) or (b) shall be provided at REAL D’s sole cost and expense.  Additionally, REAL D shall be solely responsible for paying any fees charged by third parties to permit 3D Shows or Alternative Content to be exhibited over Licensee’s digital projector.”

1.5                                 The first and second sentences in Section 1.6 are hereby amended and restated in their entirety to read as follows:

[***]

2.                                      Shipment, Maintenance, Support and Upgrades.

2.1                                 The third sentence of Section 2.1 is hereby amended and restated in its entirety to read as follows:

“Licensee may modify the Deployment Plan, including without limitation, adding new Locations built or acquired by Licensee, and Licensee shall, upon REAL D’s request, provide REAL D with an updated Deployment Plan.”

2.2                                 The ninth and tenth sentences of Section 2.1 are hereby amended and restated in its entirety to read as follows:

[***] provided that the Auditoriums in which such REAL D Systems are to be installed have been prepared in full compliance with Section 1.4 hereto prior to the date of the relevant shipments.  Once REAL D Systems have been installed in at least 3,000 Auditoriums then owned and operated by Licensee or its subsidiaries, REAL D shall have no further obligation to continue to ship to Licensee any REAL D Systems, pursuant to the terms and provisions of this Agreement, and Licensee may install any third party 3D System it chooses at any of its Locations that do not have a REAL D System then installed in any of the Auditoriums then situated at such Location; provided, further, that in such circumstances, REAL D shall be provided with reasonable prior notice of Licensee’s intent to install such third party 3D System, and Licensee and REAL D shall then negotiate in good faith so that REAL D may have the opportunity to provide Licensee with one (1) or more REAL D Systems to be installed at such Locations on terms mutually acceptable to both REAL D and Licensee.”

3.                                      Related Products and Services.

3.1                                 Section 3.1 (REAL D Glasses) is hereby amended by adding the following sentence at the end of Section 3.1:

[***]

4.                                      Financial Terms.

4.1                                 Subsections 5.1(b), 5.1(c) and 5.1(d) are hereby amended and restated in their entirety to read as follows:

“(b)                           At each Auditorium [***] that is then using either the REAL D System or REAL D Dual Projectors (each, an [***] pay to REAL D a [***] in accordance with the terms and provisions of Schedule 5.1(b) hereto.  [***].

(c)                                  [***].

For purposes of this Agreement, a [***].

(d)                                 [***].

4.2                                 Section 5.2 is hereby amended and restated in its entirety to read as follows:

“5.2                           Reports and Payments.  Within [***], Licensee shall provide REAL D with a report showing (i) the number of [***] during such calendar month, (ii) a calculation of [***] accordance with the footnotes in Schedule 5.1(b) (the [***]).  Payment in full of any amounts due for [***] will be made by Licensee [***] of the date of such report.  [***] of receiving the [***], RealD shall issue to [***] an invoice in the amount shown in the [***] for the [***] to be made by Licensee to REAL D pursuant to this Agreement shall be paid in the applicable [***] set forth on Schedule 5.1(b) hereto.  For purposes of determining the applicable [***].

4.3                                 Section 5.5 is hereby amended and restated in its entirety to read as follows:

“5.5                           Duties and Taxes.

[***]

[***]

4.4                                 All references in the Agreement (as amended hereby) to the defined terms [***] on the one hand, or “[***] on the other, shall be replaced by [***] or “[***] respectively, and as applicable.  All references to the defined terms [***] shall be replaced by [***] or [***] as applicable.

5.                                      Representations and Warranties.

5.1                                 A new Section 7.5 is added to the end of Section 7 of the Agreement:

“7.5                           United States Foreign Corrupt Practices Act.   Each of Licensee and REAL D (each, a “Party”) makes the following representations and warranties:

(a)                                  Acknowledgment of Applicability of FCPA.   Each Party is aware that the United States Foreign Corrupt Practices Act, as amended (“FCPA”), as well as the anti-bribery laws and regulations of other countries, apply to each Party in the course of its performance under this Agreement.

(b)                                 Compliance with FCPA.  Neither such Party nor any of its affiliates or subsidiaries, nor any of their respective shareholders, directors, officers, employees, agents, consultants or other representatives have performed or will perform, in connection with this Agreement, directly or indirectly, any act constituting a violation of the FCPA or the anti-bribery laws of any other countries, or any regulations promulgated thereunder, including, without limitation, making, promising to make or offering to make any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any “foreign official” (as defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, whether in money, property, services or anything else of value, in violation of any laws or for the purpose of (i) obtaining favorable treatment in securing business, (ii) paying for favorable treatment for business secured, (iii) obtaining special concessions or for special concessions already obtained, (iv) otherwise influencing the acts of such foreign official, political party or official thereof or candidate for foreign political office in their official capacity, or (v) otherwise obtaining an improper advantage in securing or retaining business.

(c)                                  No Foreign Official Agents.  No director, officer, employee, agent, consultant or other representative of either Party is a “foreign official” (as defined in the FCPA).

(d)                                 Cooperation with Investigations.  Each Party will fully cooperate with any ethics or compliance investigations into possible FCPA violations that arise in connection with this Agreement.

(e)                                  Complete and Accurate Books and Records.   Each Party will keep accurate financial books and records in connection with its performance under this Agreement.

6.                                      Term and Termination.

6.1                         Section 9.1 is hereby amended and restated in its entirety to read as follows:

“9.1                           Term and Holdover.

(a)                                  This Agreement shall commence and become effective on the Effective Date, and continue until December 31, 2018, unless terminated earlier as provided under this Agreement (the “Initial Term”).  Each Equipment Schedule outstanding as of the Amendment Effective Date is hereby modified to terminate on the last day of the Initial Term.  Any Equipment Schedule executed after the Amendment Effective Date shall have a termination date as of the last day of the Initial Term.  Licensee shall have the right to renew as to a Location for successive five (5) year terms (“Renewal Terms”) by providing REAL D with written notice of such renewal for a Location at least sixty (60) days prior to the expiration of the Initial Term, or thereafter, sixty (60) days prior to the expiration of the then current Renewal Term as to such Location. The Initial Term and any Renewal Term are collectively referred to as the “Term.”  REAL D hereby agrees that Licensee shall have the option at the expiration of the Initial Term or any Renewal Term for any Location to holdover the REAL D Systems for a period of up to six (6) months (the “Holdover Period”) to allow Licensee (i) to orderly transition its operations from REAL D Systems to another 3D technology or (ii) wind down the operations at such Location until the REAL D System has been removed from such Location and made available for REAL D to retake possession as provided in Section 9.5.  During such Holdover Period, Licensee shall continue to be obligated to comply with all terms of the Agreement applicable to such Location.  Licensee may elect this holdover option with respect to any Location(s) by providing REAL D written notice of such election at least sixty (60) days prior to expiration of the Initial Term or Renewal Term, as applicable.

(b)                                 REAL D will [***].

(c)                                  If at the end of the Initial Term, Licensee provides REAL D with written notice of its renewal as to any Location that is part of this Agreement, then REAL D will [***]

6.2                                 Section 9.5 is hereby amended by adding the following sentence at the end of Section 9.5:

“Notwithstanding anything in this Section 9.5 to the contrary, the foregoing provision shall not become operative until the expiration of any Holdover Period elected by Licensee pursuant to Section 9.1(a) hereof.”

7.                                      General.

7.1                                 Section 10.11 (Entire Agreement, Waiver) is hereby amended by replacing the first sentence of Section 10.11 with the following:

“This Agreement, together with the Schedules and Equipment Schedules hereto, all of which are hereby incorporated by reference, the [***] and any agreements entered into pursuant to Section 10.17 hereof, constitutes the entire agreements of the parties regarding its subject matter.”

7.2                                 A new Section 10.17 is added to the end of Section 10 of the Agreement:

“10.17               Separate Agreements.  To the extent required by applicable law to comply with the intent of the Parties with respect to this Agreement, REAL D hereby agrees that REAL D will [***].

8.                                      Updated Schedules.

8.1                                 Schedule A.  The “Equipment” set forth on Schedule A of the Agreement will be amended to include the REAL D XLW Cinema System.

8.2                                 Schedule 1.1(a).  An updated Schedule 1.1(a), dated as of the Amendment Effective Date, is attached hereto as Schedule 1.1(a).

8.3                                 Schedule 1.6.  An updated Schedule 1.6, dated as of the Amendment Effective Date, is attached hereto as Schedule 1.6.

8.4                                 Schedule 5.1(b).  An updated Schedule 5.1(b) dated as of the amendment Effective Date is attached hereto as Schedule 5.1(b).

8.5                                 Schedule 5.1(c).  An updated Schedule 5.1(c), dated as of the Amendment Effective Date, is attached hereto as Schedule 5.1(c).

9.                                      Ratification.  Except as expressly set forth herein, all of the terms and conditions of the Agreement are hereby ratified and confirmed and shall continue unchanged and in full force and effect, and all references to the Agreement shall mean the Agreement as amended by this Amendment.

10.                               Counterparts.  This Amendment may be executed in multiple counterparts and via facsimile, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when a counterpart has been signed by each of the parties hereto and delivered to the other party.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives as of the date first set forth above.

REALD INC.		CINEMARK USA, INC.

By:	/s/ Craig Gatarz	By:	/s/ Walter Hebert
Name:	Craig Gatarz	Name:	Walter Hebert
Title:	Executive Vice President and General Counsel	Title:	SR. V.P.

Schedule 1.1(a)

List of Auditoriums

Updated as of July 15, 2011

[***]

Schedule 1.6

[***]

Updated as of July 15, 2011

Location	Auditorium #

[***]	[***]

Schedule 5.1(b)

as amended by the First Amendment to Amended and Restated

REAL D System License Agreement (U.S. 2009) effective

as of May 1, 2011 (the “Amendment Effective Date”)

	(A)	(B)	(C)	(D)	(E)	(F)
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Schedule 5.1(c)

[***]

Updated as of July 15, 2011

[***]